PREPARED BY AND WHEN RECORDED RETURN TO:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Attention:  John M. Zizzo, Esq.

================================================================================

                                                                  EXHIBIT 10.116


                         WTM GLIMCHER, LLC, as borrower
                                               (Grantor)

                                       to

                   CHICAGO TITLE INSURANCE COMPANY, as trustee
                                                      (Trustee)


                               for the benefit of

                  MORGAN STANLEY CREDIT CORPORATION, as grantee
                                                       (Grantee)

            --------------------------------------------------------

                                DEED OF TRUST AND
                               SECURITY AGREEMENT

            --------------------------------------------------------


                           Dated:       May 25, 2006

                           Location:    Weberstown Mall
                                        Stockton, California

                           County:      San Joaquin


--------------------------------------------------------------------------------
THIS DOCUMENT SECURES A PROMISSORY NOTE WHICH CONTAINS PROVISIONS FOR ADJUSTMENTS IN THE INTEREST RATE AND PAYMENT AMOUNTS AND/OR A BALLOON PAYMENT. THIS INSTRUMENT CONSTITUTES A SECURITY AGREEMENT AS THAT TERM IS DEFINED IN THE CALIFORNIA UNIFORM COMMERCIAL CODE. PORTIONS OF THE COLLATERAL ARE GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS INTENDED TO SERVE AS A FIXTURE FILING AND IS TO BE RECORDED IN THE REAL ESTATE RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED AND INDEXED AS A DEED OF TRUST AND A FIXTURE FILING. BORROWER IS THE OWNER OF THE INTEREST IN EXHIBIT A HERETO.
--------------------------------------------------------------------------------

                      DEED OF TRUST AND SECURITY AGREEMENT

     THIS DEED OF TRUST AND SECURITY AGREEMENT (this "Security Instrument") is made as of this 25th day of May, 2006, by WTM GLIMCHER, LLC, a Delaware limited liability company, having its principal place of business at 150 East Gay Street, Columbus, Ohio 43215, as grantor ("Borrower") to CHICAGO TITLE INSURANCE COMPANY, a California corporation, having an address at 3663 Arch Road, Suite F, Stockton, California 95215 as trustee ("Trustee"), for the benefit of MORGAN STANLEY CREDIT CORPORATION a Delaware corporation, having an address at 2500 Lake Cook Road, Riverwoods, Illinois 60015, as beneficiary ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, this Security Instrument is given to secure a loan (the "Loan") in the principal sum of SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00) or so much thereof as may be advanced pursuant to that certain Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by those certain Promissory Notes dated the date hereof made by Borrower to Lender (such Notes, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter collectively referred to as the "Note"); and

     WHEREAS, Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents; and

     WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Loan Agreement, the Note, this Security Instrument, that certain Assignment of Leases and Rents of even date herewith made by Borrower in favor of Lender (the "Assignment of Leases") and all other documents evidencing or securing the Debt or delivered in connection with the making of the Loan are hereinafter referred to collectively as the "Loan Documents").

     NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security
Instrument:

                         Article 1 - GRANTS OF SECURITY

     SECTION 1.1 PROPERTY CONVEYED. Borrower does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and its successors and assigns, in trust, with Power of Sale for the benefit of Lender as beneficiary in trust, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"):

     (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "Land");

     (b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

     (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the "Improvements");

     (d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

     (e) Equipment. All "equipment," as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "Equipment"). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;

     (f) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the "Fixtures"). Notwithstanding the foregoing, "Fixtures" shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;

     (g) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

     (h) Leases and Rents. All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. ss.101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (collectively, the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

     (i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the

Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

     (j) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

     (k) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

     (l) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

     (m) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

     (n) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

     (o) Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Cash Management Agreement and the Clearing Account under the Clearing Account Agreement; together with all deposits or wire transfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

     (p) Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether cash, liquidation or other claims or otherwise;

     (q) REA. All of Borrower's right, title and interest in and to that certain Declaration of Establishment of Restrictions and Covenants Affecting Land Agreement made as of April 2, 1963, by and among Charles M. Weber as Trustee of the Charles M. Weber, Jr. Trust, Charles M. Weber as Trustee for the John Frederick Weber Trust, Weberstown Corporation, a California corporation, Weber Enterprises, Inc., a California corporation, The Perzy Corporation, a California corporation, The Sinnott Corporation, a California corporation, The Suendermann

Corporation, a California corporation, Broadway-Hale Stores, Inc., a Delaware corporation and Sears, Roebuck and Co., a New York corporation and recorded May 16, 1963 in Book 2690, Page 540, as amended by various amendments as provided and recited in Sixth Amendment to Declaration of Establishment of Restrictions and Covenants Affecting Land, dated February 3, 1997 and recorded March 6, 1997 as Document No. 97023582, and as further amended by Supplemental Agreement, dated February 3, 1997 by and between Weberstown Shopping Center and Center Properties as Developers and Condev West, Inc., a Memorandum of which was recorded March 6, 1997 as Document No. 97023581, all of Official Records of San Joaquin County, California., and any amendments, assignments and/or supplemental agreements relating thereto (collectively, the "REA"); and

     (r) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (q) above.


     AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Borrower expressly grants to Trustee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the "Real Property") appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and conveyed hereby.

     SECTION 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender and Trustee all of Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 7.1(h) of this Security Instrument, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

     SECTION 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment, the Personal Property and other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the "Collateral"). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. The principal place of business of Borrower (Debtor) is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof.

     SECTION 1.4 FIXTURE FILING. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement naming Borrower as the Debtor and Lender as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

     SECTION 1.5 PLEDGES OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender in connection with the Loan, including, without limitation, any sums deposited in the Accounts (as defined in the Cash Management Agreement), any sums deposited in the Clearing Account, and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument, the Cash Management Agreement, the Clearing Account Agreement, or the Loan Agreement.

                               CONDITIONS TO GRANT

     TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Trustee and its successors and assigns, forever;

     IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Obligations at the time and in the manner provided for its payment in the Note and in this Security Instrument.

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

                    Article 2 - DEBT AND OBLIGATIONS SECURED

     SECTION 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt which by its definition (as set forth in Loan Agreement) includes, but is not limited to, the obligations of Borrower to pay to Lender the principal and interest owing pursuant to the terms and conditions of the Note.

     SECTION 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "Other Obligations"):

     (a) the performance of all other obligations of Borrower contained herein

     (b) the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and

     (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

     SECTION 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations may sometimes be referred to collectively herein as the "Obligations."

                         Article 3 - BORROWER COVENANTS

     Borrower covenants and agrees that:

     SECTION 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

     SECTION 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

     SECTION 3.3 INSURANCE. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

     SECTION 3.4 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty, or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

     SECTION 3.5 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

     SECTION 3.6 PAYMENT FOR LABOR AND MATERIALS. (a) Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials ("Labor and Material Costs") incurred in connection with the Property and not permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event not permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

     (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

     SECTION 3.7 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

     SECTION 3.8 CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower shall not change Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, partnership or other structure without first (a) notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change, (b) taking all action required by Lender for the purpose of perfecting or protecting the lien and security interest of Lender and (c) in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender. Borrower shall promptly notify Lender in writing of any change in its organizational identification number. If Borrower does not now have an organizational identification number and later obtains one, Borrower shall promptly notify Lender in writing of such organizational identification number. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

                     Article 4 - OBLIGATIONS AND RELIANCES

     SECTION 4.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     SECTION 4.2 NO RELIANCE ON LENDER. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

     SECTION 4.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections 1.1(h) and (m) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

     (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

     SECTION 4.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article III of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article III of the Loan Agreement.

                         Article 5 - FURTHER ASSURANCES

     SECTION 5.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

     SECTION 5.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements (including, without limitation, initial financing statements and amendments thereto and continuation statements) with or without the signature of

Borrower as authorized by applicable law, to evidence more effectively the security interest of Lender in the Property. Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto and continuation statements, if filed prior to the date of this Security Instrument. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2. To the extent not prohibited by applicable law, Borrower hereby ratifies all acts Lender has lawfully done in the past or shall lawfully do or cause to be done in the future by virtue of such power of attorney. Nothing contained in this Section 5.2 shall be deemed to create an obligation on the part of Borrower to pay any costs and expenses incurred by Lender in connection with the Securitization or other sale or Transfer of the Loan.

     SECTION 5.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

     (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty
(120) days, to declare the Debt immediately due and payable.

     (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

     SECTION 5.4 SPLITTING OF DEED OF TRUST. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of the Note, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

     SECTION 5.5 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                      Article 6 - DUE ON SALE/ENCUMBRANCE

     SECTION 6.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

     SECTION 6.2 NO TRANSFER. Borrower shall not permit or suffer any Transfer to occur, unless specifically permitted by Article 8 or Section 11.29 of the Loan Agreement or unless Lender shall consent thereto in writing.

     SECTION 6.3 TRANSFER DEFINED. As used in this Article 6 "Transfer" shall mean any voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of: (a) all or any part of the Property or any estate or interest therein including, but not be limited to, (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments, (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder and its affiliates or (iii) a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; or (b) any ownership interest in (i) Borrower or (ii) any indemnitor or guarantor of any Obligations or (iii) any corporation, partnership, limited liability company, trust or other entity owning, directly or indirectly, any interest in Borrower or any indemnitor or guarantor of any Obligations.

     SECTION 6.4 LENDER'S RIGHTS. Without obligating Lender to grant any required consent under Section 6.2 hereof which Lender may grant or withhold in its sole discretion, Lender reserves the right to condition the consent required hereunder upon (a) a modification of the terms hereof and of the Loan Agreement, the Note or the other Loan Documents; (b) an assumption of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents as so modified by the proposed transferee, subject to the provisions of Section 11.22 of the Loan Agreement; (c) payment of all of Lender's reasonable expenses incurred in connection with such transfer; (d) the confirmation in writing by the applicable Rating Agencies that the proposed Transfer will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned in connection with any Securitization; (e) the delivery of a nonconsolidation opinion reflecting the proposed Transfer satisfactory in form and substance to Lender; (f) the proposed transferee's continued compliance with the representations and covenants set forth in Section 3.1.24 and 4.2.11 of the Loan Agreement; (g) the delivery of evidence satisfactory to Lender that the single purpose nature and bankruptcy remoteness of Borrower, its shareholders, partners or members, as the case may be, following such Transfers are in accordance with the standards of the Rating Agencies; (h) the proposed transferee's ability to satisfy Lender's then-current underwriting standards; or
(i) such other conditions as Lender shall determine in its reasonable discretion to be in the interest of Lender, including, without limitation, the creditworthiness, reputation and qualifications of the transferee with respect to the Loan and the Property. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer, other than any Transfer permitted pursuant to the Loan Agreement, regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer.

                  Article 7 - RIGHTS AND REMEDIES UPON DEFAULT

     SECTION 7.1 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender or Trustee, or both, may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

     (a) declare the entire unpaid Debt to be immediately due and payable;

     (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

     (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

     (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law; and, without limiting the foregoing:

          (i) In connection with any sale or sales hereunder, Lender or the Trustee shall be entitled to elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Real Property covered hereby or any improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Lender and/or the Trustee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

          (ii) Lender and/or the Trustee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Lender and/or the Trustee so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Lender and/or the Trustee and Trustee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

          (iii) Should Lender and/or the Trustee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Lender and/or the Trustee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of Real Property, Lender and/or the Trustee shall give such notice of Event of Default, if any, and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Borrower, Lender and/or the Trustee at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Lender or the Trustee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed therefor;

          (iv) If the Property consists of several lots, parcels or items of property, Lender or the Trustee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Lender or the Trustee designates. Any Person, other than the Trustee, including Borrower or Lender, may purchase at any sale hereunder. Should Lender or the Trustee desire that more than one sale or other disposition of the Property be conducted, Lender or the Trustee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Lender or the Trustee may designate, and no such sale shall terminate or otherwise affect the lien of this Security Instrument on any part of the Property not sold until all the Debt has been paid in full. In the event Lender or the Trustee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Borrower agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

     (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

     (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

     (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor, indemnitor with respect to the Loan or of any Person, liable for the payment of the Debt;

     (h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

     (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and the Personal Property, or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment and the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment and/or the Personal Property sent to Borrower in accordance with the provisions hereof at least five
(5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

     (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

          (i) Taxes and Other Charges;

          (ii) Insurance Premiums;

          (iii) Interest on the unpaid principal balance of the Note;

          (iv) Amortization of the unpaid principal balance of the Note;

          (v) All other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

     (k) pursue such other remedies as Lender may have under applicable law; or

     (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

     SECTION 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper, to the extent consistent with law.

     SECTION 7.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Lender may remedy such Event of Default in such manner and to such extent as Lender may deem necessary to protect the security hereof, but without any obligation to do so and without notice to or demand on Borrower, and without releasing Borrower from any obligation hereunder. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

     SECTION 7.4 ACTIONS AND PROCEEDINGS. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

     SECTION 7.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     SECTION 7.6 EXAMINATION OF BOOKS AND RECORDS. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon its financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located. This Section
7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

     SECTION 7.7 OTHER RIGHTS, ETC. (a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

     (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

     (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     SECTION 7.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

     SECTION 7.9 VIOLATION OF LAWS. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

     SECTION 7.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument or the Loan Agreement, including, without limitation, Section 11.22 of the Loan Agreement, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower, any guarantor and indemnitor contained in Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure, exercise of a power of sale or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, or otherwise causes Trustee to exercise the power of sale pursuant to this Security Instrument, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower and any guarantor or indemnitor with respect to the Loan. The provisions of Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and Borrower and any guarantor or indemnitor with respect to the Loan are fully and personally liable for the obligations pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement. The liability of Borrower and any guarantor or indemnitor with respect to the Loan pursuant to Sections 9.2 and
9.3 herein and Section 9.2 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender or Trustee from foreclosing or exercising a power of sale pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in the Environmental Indemnity.

     SECTION 7.11 RIGHT OF ENTRY. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

                       Article 8 - INTENTIONALLY OMITTED

                          Article 9 - INDEMNIFICATION

     SECTION 9.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (collectively, the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Loan Agreement or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real

Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this Article 9; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (1) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by Borrower in this Security Instrument or any other Loan Document. Notwithstanding the foregoing, Borrower shall not be liable to the Indemnified Parties under this Section 9.1 for any Losses to which the Indemnified Parties may become subject to the extent such Losses arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of the Indemnified Parties. Any amounts payable to Lender by reason of the application of this Section 9.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 9, the term "Indemnified Parties" means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

     SECTION 9.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

     SECTION 9.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 3.1.8 or 4.2.11 of the Loan Agreement.

     SECTION 9.4 INTENTIONALLY OMITTED

     SECTION 9.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower's consent, which consent shall not be unreasonably withheld. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              Article 10 - WAIVERS

     SECTION 10.1 WAIVER OF COUNTERCLAIM. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

     SECTION 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Borrower hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

     SECTION 10.3 WAIVER OF NOTICE. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Security Instrument or the Loan Documents specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

     SECTION 10.4 WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

     SECTION 10.5 SURVIVAL. The indemnifications made pursuant to Section 9.3 herein and the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction, release or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

                            Article 11 - EXCULPATION

     The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

                              Article 12 - NOTICES

     All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

                          Article 13 - APPLICABLE LAW

     Section 13.1 GOVERNING LAW. (A) THIS SECURITY INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES (I) THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE

LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY (OTHER THAN THAT DESCRIBED IN SUBPARAGRAPH II BELOW) SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY AND FIXTURES ARE LOCATED AND (II) WITH RESPECT TO THE PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED BY THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS IN PROPERTY WHOSE PERFECTION AND PRIORITY IS COVERED BY ARTICLE 9 OF THE UCC (INCLUDING, WITHOUT LIMITATION, THE ACCOUNTS), THE LAW OF THE JURISDICTION APPLICABLE IN ACCORDANCE WITH SECTIONS 9-301 THROUGH 9-307 OF THE UCC AS IN EFFECT IN THE STATE OF NEW YORK SHALL GOVERN. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT AND THE NOTE, AND THIS SECURITY INSTRUMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW EXCEPT AS SPECIFICALLY SET FORTH ABOVE.

     (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

                           CORPORATION SERVICE COMPANY
                           1177 AVENUE OF THE AMERICAS
                           17TH FLOOR
                           NEW YORK, NEW YORK  10036

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT

NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     SECTION 13.2 USURY LAWS. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

     SECTION 13.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                            Article 14 - DEFINITIONS

     All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                     Article 15 - MISCELLANEOUS PROVISIONS

     SECTION 15.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     SECTION 15.2 SUCCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     SECTION 15.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

     SECTION 15.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     SECTION 15.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     SECTION 15.6 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

     SECTION 15.7 ENTIRE AGREEMENT. The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.

     SECTION 15.8 LIMITATION ON LENDER'S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession."

     SECTION 15.9 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


                                     PART II

                     Article 16 - STATE-SPECIFIC PROVISIONS

     Section 16.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 16 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 16 shall control and be binding.

     Section 16.2 ADDITIONAL SECURITY AGREEMENT PROVISIONS.

     (a) With respect to fixtures, Lender or Trustee may elect to treat same as either real property or personal property and proceed to exercise such rights and remedies applicable to the categorization so chosen. Lender may proceed against the items of real property and any items of Property separately or together in any order whatsoever, without in any way affecting or waiving Lender's rights and remedies under the Uniform Commercial Code, this Security Instrument or the Note. Borrower acknowledges and agrees that Lender's rights and remedies under this Security Instrument and the Note shall be cumulative and shall be in addition to every other right and remedy now or hereafter existing at law, in equity, by statute or by agreement of the parties.

     (b) Borrower agrees that this Security Instrument constitutes a financing statement filed as a fixture filing in the Official Records of the County in which the Property is located with respect to any and all fixtures included within the term "Land" or "Property" as used herein and with respect to any goods and other personal property that may now be or hereafter become fixtures. The names and mailing addresses of the debtor (Borrower) and the secured party (Lender) are set forth on the first page of this Security Instrument. Borrower is the record owner of the Property. The personal property described above is the collateral covered by this financing statement. Any reproduction of this Security Instrument or any other security agreement or financing statement shall be sufficient as a financing statement.

     Section 16.3 ADDITIONAL REMEDIES PROVISION. Upon the occurrence and continuance of an Event of Default, Borrower hereby authorizes and empowers Lender in its sole discretion, without any notice or demand and without affecting the lien and charge of this Security Instrument, to exercise any right or remedy which Lender may have available to it, including, but not limited to, judicial foreclosure, exercise of rights of power of sale without judicial action as to any collateral security for the Obligations, whether real, personal or intangible property. Upon the occurrence and continuance of an Event of Default, Borrower expressly waives any defense or benefits that may be available under California Code of Civil Procedure ss. 580 and in its subdivisions, ss. 726, or comparable provisions of the laws of any other state, as well as all suretyship defenses that Borrower may have under California law and the laws of any other state. Without limiting the foregoing, Borrower specifically agrees that any action maintained by Lender for the appointment of any receiver, trustee or custodian to collect rents, issues or profits or to obtain possession of the Property shall not constitute an "action" within the meaning of ss. 726 of the California Code of Civil Procedure.

     Section 16.4 ADDITIONAL WAIVERS. The following is added to the end of
Article 10:

     Section 10.6 ADDITIONAL WAIVERS. (a) Upon the occurrence and continuance of an Event of Default, Borrower hereby expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever (unless as otherwise required under this Security Instrument or the Loan Agreement) and waives any right to require Lender to enforce any remedy against any guarantor, endorser or other person whatsoever prior to the exercise of its rights and remedies hereunder or otherwise. Upon the occurrence and continuance of an Event of Default, Borrower waives any right to require Lender to: (i) proceed or exhaust any collateral security given or held by Lender in connection with the Obligations; (ii) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Obligations or guaranty of the Obligations; or
     (iii) pursue any other remedy in Lender's power whatsoever.

     (b) Until all Obligations shall have been paid in full, Borrower: (i) shall not have any right of subrogation to any of the rights of Lender against any guarantor, maker or endorser; (ii) waives any right to enforce any remedy which Lender now has or may hereafter have against any other guarantor, maker or endorser; and (iii) waives any benefit of, and any other right to participate in, any collateral security for the Obligations or any guaranty of the Obligations now or hereafter held by Lender.

     Section 16.5 LOAN DOCUMENT APPROVAL. Borrower has read and hereby approves the Note, the Loan Agreement, this Security Instrument, the other Loan Documents and all other documents relating thereto. Borrower acknowledges that it has been represented by counsel of its choice to review the Note, the Loan Agreement, this Security Instrument, the other Loan Documents and all other documents relating thereto and said counsel has explained and Borrower understands the provisions thereof, or that Borrower has voluntarily declined to retain such counsel.

     Section 16.6 FUTURE ADVANCES. This Security Instrument shall secure any and all future advances of the proceeds of the Loan made to Borrower by Lender pursuant to the terms of the Loan Security Instrument. At no time during the term of this Security Instrument or any extension thereof shall the unpaid and outstanding secured principal future advances, not including sums advanced by Lender to protect the security of this Security Instrument, exceed $100,000,000.00. This provision shall not constitute an obligation upon or commitment of Lender to make additional advances or loans to Borrower.

     Section 16.7 AMENDED PROVISIONS. This Security Instrument is hereby amended by the following:

     (a) Section 1.1 herein is hereby amended by deleting the following text "Borrower does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer" in the first sentence thereof and inserting in lieu thereof the following text "Borrower does hereby irrevocably and unconditionally grant, assign, transfer".

     (b) Section 7.7 herein is hereby amended by inserting after subsection (c) thereof the following:

     (d) Upon the occurrence of any sale made under this Security Instrument, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof. In lieu of paying cash therefor, Lender may make settlement for the purchase price by crediting upon the Obligations or other sums secured by this Security Instrument the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Lender is authorized to deduct under this Security Instrument. In such event, this Security Instrument, the Loan Agreement, the Note, the Guaranty and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Obligations as having been paid.

                     Article 17 - DEED OF TRUST PROVISIONS.

     Section 17.1 CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' written notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

     Section 17.2 TRUSTEE'S FEES. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

     Section 17.3 CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Security Instrument, the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through its agents or attorneys, (iii) to select and employ, in and about the execution of its duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

     Section 17.4 RETENTION OF FUNDS. All funds received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other funds (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any funds received by Trustee hereunder.

     Section 17.5 PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

     Section 17.6 SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and funds held by such Trustee to the substitute trustee so appointed in the Trustee's place.

     Section 17.7 RECONVEYANCE. Upon Lender's written request, and solely to the extent required by applicable law upon surrender of this Security Instrument and every note or other instrument setting forth any Obligations to Trustee for cancellation, Trustee shall reconvey, without warranty, the Property, or that portion thereof then covered hereby, from the lien of this Security Instrument. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto". Neither Lender nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future Rents to the person or persons legally entitled thereto. Upon Lender's demand, Borrower shall pay all costs and expenses incurred by Lender in connection with any reconveyance.

                         [NO FURTHER TEXT ON THIS PAGE]

     BORROWER PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE SUBJECT PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW (SEE
SECTION 7.1(d) ABOVE). UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS SECURITY INSTRUMENT, YOU CONSENT TO SUCH PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. LENDER URGES YOU TO GIVE PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS SECURITY INSTRUMENT.

     IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower as of the day and year first above written.


                               WTM Glimcher, LLC, a Delaware
                               limited liability company

                               By:  Weberstown Mall, LLC,
                                    a Delaware limited liability
                                    company, as sole member

                                    By: Glimcher Weberstown, Inc.,
                                        a Delaware corporation, as
                                        managing member


                                        By: /s/ George A. Schmidt
                                            ----------------------------------
                                                George A. Schmidt
                                                Executive Vice President

                                 ACKNOWLEDGMENT


STATE OF NEW YORK            )
                             )   ss.:
COUNTY OF NEW YORK           )


     On May 25, 2006, before me, __________________, a notary public for said state, personally appeared [_____________], personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same as the [_____________] of ______________________, a _________________, in
his authorized capacity on behalf of said _______________________ and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     Witness my hand and official seal.



                                             -----------------------------------
                                             Notary:

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION


PARCEL 1A - Fee Simple:

All those certain parcels of land situate in the City of Stockton, County of San Joaquin, State of California, and described as follows:

A portion of Sections 4 and 5, of C.M. WEBER'S GRANT, EL RANCHO DEL CAMPO DE LOS FRANCESES, in the City of Stockton, more particularly described as follows:

COMMENCING at the Northwest corner of the C.M. WEBER PROPERTY, as shown upon Map of Survey, filed for record in Book 10 of Surveys, Page 55, San Joaquin County Records; thence South 17 degrees 46 minutes East, 42.00 feet along the West line of said C.M. WEBER property to a point on the South line of Yokuts Avenue extended, as described in Deed to the City of Stockton, recorded in Book 2247 Official Records, Page 524, San Joaquin County Records, said point being the True Point of Beginning; thence North 72 degrees 50 minutes East, 1307.79 feet along said South line of Yokuts Avenue to the Westerly termination of the 20 foot radius round corner curve situate at the Northerly end of the Westerly boundary of Claremont Avenue as shown on the Map of Weberstown Community Center, filed for record in Vol. 16 of Maps and Plats, Page 50, San Joaquin County Records; thence along said Westerly boundary of Claremont Avenue and the Southerly continuation of said Westerly boundary as described in Book 1988 of Official Records, Page 576, San Joaquin County Records, the following seven (7) courses:

(1) along the arc of a curve to the right having a radius of 20 feet, a central angle of 91 degrees 57 minutes 54 seconds, an arc length of 32.10 feet, and a chord bearing South 61 degrees 11 minutes 03 seconds East, 28.77 feet; (2) along the arc of a curve to the right having a radius of 370 feet, a central angle of 22 degrees 55 minutes 16 seconds, an arc length of 148.02 feet, and a chord bearing South 03 degrees 44 minutes 28 seconds East, 147.03 feet; (3) along the arc of a curve to the left having a radius of 430 feet, a central angle of 25 degrees 29 minutes 10 seconds, an arc length of 191.27 feet, and a chord bearing South 05 degrees 01 minute 24 seconds East, 189.70 feet, (4) South 17 degrees 46 minutes East, 753.92 feet, (5) along the arc of a curve to the left having a radius of 460 feet, a central angle of 16 degrees 45 minutes, an arc length of
134.48 feet, and a chord bearing South 26 degrees 08 minutes 03 seconds East,
134.00 feet; (6) along the arc of a curve to the right having a radius of 20 feet, a central angle of 82 degrees 49 minutes, an arc length of 28.91 feet, and a chord bearing South 06 degrees 53 minutes 30 seconds West, 26.46 feet; and (7) South 48 degrees 18 minutes West, 3.76 feet to the most Northerly corner of the 50 foot wide roadway easement to the City of Stockton, recorded in Book 2678 of Official Records, Page 544, San Joaquin County Records; thence along the Northerly boundary of said 50 foot wide roadway easement the following three (3) courses: (1) along the arc of a curve to the left having a radius of 253.92 feet, a central angle of 30 degrees 00 minutes, an arc length of 132.95 feet, and a chord bearing South 33 degrees 18 minutes West, 131.44 feet; (2) along the arc of a curve to the right having a radius of 193.92 feet, a central angle of 30 degrees 00 minutes, an arc length of 101.54 feet, and a chord bearing South 33 degrees 18 minutes West 100.38 feet; and (3) South 48 degrees 18 minutes

West, 203.20 feet; thence South 17 degrees 46 minutes East, 109.41 feet to the Northwesterly boundary of the 100 foot wide East Bay Municipal Utility District right of way as described in the Deed recorded in Book 248 of Official Records, Page 461, San Joaquin County Records; thence South 48 degrees 18 minutes West,
972.63 feet along said Northwesterly boundary to said West line of the C.M. WEBER property; thence North 17 degrees 46 minutes West, 2006.41 feet along said West line to the True Point of Beginning;

EXCEPT THEREFROM Parcels 3 and 4, shown upon that certain Parcel Map dated October 31, 1996 and filed for record December 20, 1996, in Book 20 of Parcel Maps, at Page 151, of the San Joaquin County Records.

PARCEL lB - Fee Simple:

All that certain piece or parcel of land situated, lying and being in portion of Sections

4 and 5 of C.M. WEBERS GRANT, EL RANCHO DEL CAMPO DE LOS FRANCESES, in the City of Stockton, more particularly described as follows:

COMMENCING at the intersection of the West line of Claremont Avenue (a 60 foot wide street) with the North line of the East Bay Municipal Utility District right of way; thence South 48 degrees 18' West along said North right of way line a distance of 240.16 feet; thence North 41 degrees 42' West, a distance of
100.00 feet to the point of beginning, said point being on the North line of March Lane (a 100 foot wide street, formerly known as Camanche Lane); thence along a curve to the left having a radius of 193.92 feet, a central angle of 30 degrees, an arc distance of 101.54 feet, the long chord of which bears North 33 degrees 18' East, a distance of 100.38 feet; thence along a curve to the right having a radius of 253.92 feet, a central angle of 30 degrees, an arc distance of 132.95 feet, the long chord of which bears North 33 degrees 18' East, a distance of 131.44 feet; thence along a curve to the left having a radius of 20 feet, a central angle of 82 degrees 49', an arc distance of 28.91 feet, the long chord of which bears North 6 degrees 53' 30" East, a distance of 26.46 feet to the West line of Claremont Avenue; thence along said West line of Claremont Avenue along a curve to the left having a radius of 460 feet, a central angle of 7 degrees 10' 52", an arc distance of 57.65 feet, the long chord of which bears South 38 degrees 06' 26" East, a distance of 57.62 feet; thence along a curve to the right having a radius of 20 feet, a central angle of 89 degrees 59' 52", an arc distance of 31.42 feet, the long chord of which bears South 3 degrees 18' 04" West, a distance of 28.28 feet to the North line of March Lane; thence South 48 degrees 18' West along said North line a distance of 220.16 feet to the hereinbefore mentioned point of beginning.

PARCEL 2A - Fee Simple:

A portion of Sections 4, and 5 of C.M. WEBER'S GRANT, EL RANCHO DEL CAMPO DE LOS FRANCESES, in the City of Stockton, more particularly described as follows:

Parcel 4, as shown on that certain Parcel Map filed for record December 20, 1996 in Book 20 of Parcel Maps, Page 151, San Joaquin County Records.

PARCEL 2B - Easements:

Together with those rights and a non-exclusive easement for the operation and maintenance of a sign, said easement being more particularly described as follows:

Commencing at the northwesterly corner of Parcel 3 as shown in Parcel Map filed for record in Book 20 of Parcel Maps, at Page 151, San Joaquin County Records, thence South 17(degree) 45' 35" East 282.15 feet along the westerly line of said Parcel 3 to the TRUE POINT OF BEGINNING; thence North 73(degree) 08' 29" East
41.78 feet; thence South 16(degree) 51' 31" East 19.00 feet; thence South 73(degree) 08' 29" West 41.48 feet to said westerly line; thence North 17(degree) 45' 35" West 19.00 feet along said westerly line to the point of beginning.

PARCEL 3- Easements:

Together with those rights and all non-exclusive easements constituting rights in real property created, defined and limited by that certain Declaration of Establishment of Restrictions and Covenants Affecting Land, dated April 2, 1963 and recorded May 16, 1963 in Book 2690, Page 540, as amended by various amendments as provided and recited in Sixth Amendment to Declaration of Establishment of Restrictions and Covenants Affecting Land, dated February 3, 1997 and recorded March 6, 1997 as Document No. 97023582, and as further amended by Supplemental Agreement, dated February 3, 1997 by and between Weberstown Shopping Center and Center Properties as Developers and Condev West, Inc., a Memorandum of which was recorded March 6, 1997 as Document No. 97023581, all of Official Records of San Joaquin County, California.